                                                                   EXHIBIT 99.1


            NECX.COM ENTERS INTO AGREEMENT TO ACQUIRE AMERICAN IC EXCHANGE

         VerticalNet's NECX.com to Acquire Prominent B2B Electronics Exchange


PEABODY, MA -JULY 6, 2000--NECX.com LLC, a wholly owned subsidiary of VerticalNet, Inc. (Nasdaq: VERT), announced today that it has signed a definitive agreement to acquire American IC Exchange ("AICE"), a privately held electronics exchange based in Aliso Viejo, CA. NECX.com, one of the world's largest centralized market makers for semiconductors, electronic components, computer products and networking equipment, will integrate AICE's resources to expand the capabilities of NECX's Global Electronics Exchange(TM), a leading trading community for purchasing and materials management professionals in the electronics and high technology industries.

Founded in 1990, AICE is a leading business-to-business market-making exchange of commodity semiconductors and computer products. In 1996, AICE was among the first in the industry to offer an Internet-based pricing service, the RAMDEX(TM) index, for original equipment manufacturing ("OEM") customers. RAMDEX(TM) is now a widely recognized resource for real-time pricing information, market commentary and analysis of DRAM, memory modules, CPU, flash memory, and SRAM products. AICE specializes not only in selling memory products, but also in understanding and resolving OEM inventory issues. AICE is quoted daily in the Asian edition of the Wall Street Journal for pricing in the DRAM spot market.

"We are delighted to welcome AICE's employees into the NECX family," said Larry Marshall, President of NECX.com. "As early adopters of Internet technology, the AICE team shares a common vision with NECX.com for the future of the business-to-business marketplace. The addition of AICE, and more specifically RAMDEX, will continue to establish the Global Electronics Exchange as one of the premiere Internet-enabled electronics exchanges and community resources addressing the open market for high-tech professionals. The acquisition of AICE will be complementary in terms of products offered, customers, vendors and distribution infrastructures. These synergies are expected to result in increased product liquidity that will benefit the participants of the Global Electronics Exchange," concluded Marshall.

"Incorporating RAMDEX with the Global Electronics Exchange's content-rich transaction capabilities will further solidify our combined offerings as a leading resource for high-tech commodity information," said Jim Binford, President of AICE. "As a result of the acquisition, we will be able to leverage VerticalNet's, NECX.com's and AICE's infrastructures and technologies to offer our customers one of the most complete buy- and sell-side solutions in the electronics market."

VerticalNet President and CEO Mark Walsh added, "This is clearly a strategic addition to the VerticalNet portfolio. By leveraging AICE and NECX.com's strong leadership positions and domain expertise in electronics, our transaction and market-making operations are significantly enhanced. We welcome AICE's employees, customers and vendors into the NECX.com and VerticalNet(R) communities of commerce."

The consummation of the transaction is subject to typical closing conditions including the receipt of third-party consents. Under the terms of the agreement, AICE's employees will integrate into NECX. AICE will continue to operate from Aliso Viejo, CA under the NECX name.

ABOUT AMERICAN IC EXCHANGE
American IC Exchange (which recently changed its name to F&G Capital, Inc.) (www.aice.com), is a global electronics market maker specializing in the trade of commodity semiconductors, such as DRAMs, flash memory and CPUs. In 1999, AICE transacted business with over 1,000 unique business partners. AICE launched RAMDEX(TM), its online market index, in 1996 to give the original and contract equipment manufacturing communities an efficient tool to remove the guesswork from buying and selling on the global spot market. Today, AICE's website is acknowledged as a leading content provider for semiconductor market information and provides users with a variety of services, including order tracking, customized product portfolios and open market pricing information.

ABOUT NECX.COM LLC
NECX.com (www.necx.com), a wholly owned subsidiary of VerticalNet, Inc., operates the Global Electronics Exchange, a leading global business-to-business exchange for electronics hardware. NECX.com provides a high degree of market liquidity by aggregating supply and demand from thousands of component, original equipment and contract manufacturers, as well as from distributors and resellers. The Exchange also provides comprehensive services such as procurement and inventory management, trading, financial settlement, global logistics and quality assurance. NECX.com, headquartered in Peabody, Massachusetts, operates its Asian-Pacific business from Singapore and its European operations from Galway, Ireland and Stockholm, Sweden.

ABOUT VERTICALNET, INC.
VerticalNet, Inc. (www.verticalnet.com) owns and operates 56 industry-specific Web sites designed as online business-to-business communities, known as vertical trade communities. These vertical trade communities provide users with comprehensive sources of information, interaction and e-commerce. They are grouped into the following industry sectors: COMMUNICATIONS, ENERGY, ENVIRONMENT/UTILITIES, FINANCIAL SERVICE, FOOD/PACKAGING,
FOODSERVICE/HOSPITALITY, HEALTHCARE, HIGH TECH, INDUSTRIAL,
MANUFACTURING/DISCRETE, MANUFACTURING/PROCESS, PUBLIC SECTOR, SCIENCE and SERVICES.

Additionally, VerticalNet provides auctions, catalogs, bookstores, career centers and other e-commerce capabilities horizontally across its communities with sites like Industry Deals.com, LabX.com and Professional Store.com. VerticalNet's NECX(R) Exchange provides an exchange for the electronic components industry. Through Tradeum technology and strategic alliances, VerticalNet is focused on providing comprehensive end-to-end e-commerce solutions.

This announcement contains forward-looking statements that involve risks and uncertainties, including statements relating to (i) the belief that the acquisition will expand the capabilities of NECX's Global Electronics Exchange;
(ii) the expectation that the addition of AICE and RAMDEX will continue to establish the Global Electronics Exchange as one of the premiere Internet-enabled electronics exchanges and community resources; (iii) the belief that the acquisition will be complimentary to NECX and will result in increased product liquidity to the Global Electronics Exchange; (iv) the expectation that incorporating RAMDEX with the Global Electronics Exchange will solidify the companies' combined offerings; (v) the belief that the acquisition will allow the parties to leverage one another's infrastructures and technologies to offer one of the most complete buy- and sell-side solutions; (vi) the belief that AICE and NECX.com's transaction and market making operations will be enhanced by the transaction as well as; (vii) statements that are preceded by, followed by or include the words "believes," "plans," "intends," "expects," "anticipates," or similar expressions. For such statements, VerticalNet claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ from those contained in the forward-looking statements include the ability of the parties to complete and close the acquisition, the difficulty in assimilating American IC Exchange's operations and workforce, demand for the combined entity's products/services, the increasingly competitive and constantly changing environment for the products/services offered by NECX.com and American IC Exchange, and potential technology integration issues involved in assimilating American IC Exchange's business (including RAMDEX) into NECX.com's exchange platform, American IC Exchange's ability to retain and recruit qualified personnel, as well as those factors set forth in VerticalNet's Annual Report on Form 10-K for the period ended December 31, 1999 and its quarterly report on Form 10-Q for the period ended March 31st, 2000, both of which have been filed with the SEC. VerticalNet assumes no obligation to publicly update or revise any of the forward-looking statements that may be in the release.

       VerticalNet and NECX are registered trademarks and/or trademarks of Vert Tech LLC in the United States and/or other countries.